SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2002

                        Commission File Number 001-14271

                                 ---------------

                               USOL Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

                 Oregon                                 93-1197477
  (State or other jurisdiction of                   (I.R.S. Employer
  incorporation or organization)                    Identification No.)

                             10300 Metric Boulevard
                               Austin, Texas 78758
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 651-3767

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.    Changes in Registrant's Certifying Accountant.

         On July 15, 2002, the Board of Directors of USOL Holdings, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants and appointed Fitts Roberts & Co., P.C. ("Fitts Roberts") to serve as its independent public accountants. These actions were taken at the recommendation of the Company's Audit Committee.

         Andersen's report on the financial statements of the Company as of and for the year-ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, but was modified with respect to the Company's ability to continue as a going concern. There was, however, no modification related to audit scope or accounting principles. Andersen's report on the financial statements of the Company as of and for the year-ended December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, and it was not qualified or modified as to uncertainty, audit scope or accounting principle.

         During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years.

         During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         During the two most recent fiscal years and the subsequent interim period through the date of this Report, neither the Company nor anyone on behalf of the Company consulted Fitts Roberts regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Andersen has informed the Company that due to its current difficulties it will be unable to respond to the Company's filing status whether it is in agreement with such statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:    July 25, 2002                By:      /s/Shane Menking
                                         ------------------------------------
                                         Name:  Shane Menking
                                         Title: Chief Financial Officer